EXHIBIT 99.3



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steven D. Shackelford, the Chief Financial Officer of CNL American Properties Fund, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 14th day of March 2003.



                      /s/ Steven D. Shackelford
                      -------------------------------------------------------
                      Steven D. Shackelford
                      Executive Vice President, Chief Administrative Officer, Chief Financial Officer, Secretary and Treasurer